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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 16, 2003




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


         Delaware                     0-27170                    61-1289391
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                      Identification No.)



     344 17th Street, Ashland, Kentucky                          41101
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  (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (606) 326-2801



                                       N/A
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          (Former name or former address, if changed since last report)


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Item 7.    Financial Statements and Exhibits

     (a)   Exhibits

           99 Press release dated May 16, 2003

Item 9.    Regulation FD Disclosure.

           On May 16, 2003, Classic Bancshares, Inc. issued a press release announcing its earnings for the year ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

           The information under this caption is intended to be furnished by Classic Bancshares, Inc. under Item 12 of Form 8-K but is placed under Item 9 instead of Item 12 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The information contained in this Item 9 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CLASSIC BANCSHARES, INC.




Date: May 16, 2003                          By: /s/Lisah M. Frazier
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                                            Lisah M. Frazier, Chief Operations
                                            Officer and Chief Financial Officer